Exhibit 10.148

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Mortgage”) is made this 8th day of August, 2007, by PRIME LASALLE/MADISON PARTNERS, LLC, an Illinois limited liability company (herein, together with its successors and assigns, the “Borrower”), and having its address at: c/o The Prime Group, Inc., 321 North Clark Street, Suite 2500, Chicago, IL 60610, in favor of KBS DEBT HOLDINGS, LLC, a Delaware limited liability company (herein, the “Lender”), having its address at c/o KBS Capital Advisors, LLC, 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660, Attention: Stacie Yamane, together with its successors and assigns.

R E C I T A L S

A. Loan Agreement and Promissory Note. Pursuant to that certain Loan Agreement dated as of even date herewith, by and between Borrower and Lender (herein, as the same may be amended, modified, revised or restated from time to time, is called the “Loan Agreement”), Lender has agreed to make, and Borrower has agreed to take from Lender, a loan (the “Loan”) in the original principal amount of Forty-Three Million Three Hundred Thousand and No/100 Dollars ($43,300,000.00). Such Loan will be made pursuant to the terms and conditions set forth in the Loan Agreement. The Loan is evidenced by that certain Promissory Note, dated of even date herewith, in the original principal amount of Forty-Three Million Three Hundred Thousand and No/100 Dollars ($43,300,000.00), executed by Borrower in favor of Lender (herein, as the same may be amended, modified or restated from time to time, is called the “Note”).

The Loan shall bear interest and be payable as provided in the Note and shall be due and payable in full on the date set forth in the Note, unless accelerated or prepaid pursuant to the terms of the Loan Agreement, the Note or the other Loan Documents (as defined in the Loan Agreement).

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. Loan Documents. The Loan Agreement, the Note and any other documents and instruments executed and delivered in connection with the Loan Agreement, the Note or as security therefor, including, without limitation, this Mortgage, Consent and Subordination of Property Manager, Limited Repayment Guaranty, Guaranty of Non-Recourse Carveouts, Unsecured Environmental Indemnity Agreement, Pledge and Assignment of Reserve Accounts, Clearing Account Agreement, Cash Management Agreement, and Certification of No Material Change or Damage (each as defined in the Loan Agreement) and each as the same may be amended, modified or restated from time to time, are hereinafter collectively referred to as the “Loan Documents”.

C. The Liabilities. As used in this Mortgage, the term “Liabilities” means and includes all of the following:

(i) all performance and payment obligations to the Lender arising under or in connection with the Loan Agreement, the Note, this Mortgage or any of the other Loan Documents, other than the obligations under each of the Limited Repayment Guaranty, Guaranty of Non-Recourse Carveouts, and Unsecured Environmental Indemnity Agreement, which obligations are and shall remain, for as long as Lender deems necessary, unsecured obligations;

(ii) all payment, reimbursement, indemnification and other obligations to the Lender, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due, arising out of or in connection with the Loan Agreement, the Note, this Mortgage or any of the other Loan Documents;

(iii) all indebtedness of any kind arising under, and all amounts of any kind which at any time become due or owing to the Lender under or with respect to, all of the covenants, obligations and agreements in, under or pursuant to the Loan Agreement, the Note, this Mortgage, and the other Loan Documents;

(iv) any and all advances, costs or expenses paid or incurred by the Lender (a) to protect any or all of the Collateral (hereinafter defined) and other collateral under the Loan Documents, (b) to perform any obligation of the Borrower hereunder and any obligation of the Borrower under the Loan Agreement, the Note or any other Loan Documents or collect any amount owing to the Lender, which is secured hereby or under the Loan Documents;

(v) interest on all of the foregoing including, where applicable, interest at the Default Interest Rate (as defined in the Note) as applicable to the Note Rate (as defined in the Note); and

(vi) all costs of enforcement and collection (including, without limitation, attorneys’ fees and court costs) of this Mortgage, the Loan Documents and any of the foregoing.

D. The Collateral. For purposes of this Mortgage, the term “Collateral” means and includes all right, title and interest of the Borrower, if any, in and to all of the following:

(i) Real Estate. All of the land described on Exhibit A attached hereto (the “Land”), together with all and singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in anyway appertaining to the Land (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, water, water rights, water stock, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to the Land; all estate, claim, demand, right, title or interest of the Borrower in and to any street, road, highway, or alley (vacated or otherwise) adjoining the Land or any part thereof; all strips and gores belonging, adjacent or pertaining to the Land; and any after-acquired title to any of the foregoing (all of the foregoing is herein referred to collectively as the “Real Estate”);

(ii) Improvements and Fixtures. All buildings, structures, replacements, furnishings, fixtures, fittings and other improvements and property of every kind and character now or hereafter located or erected on the Real Estate, together with all building or construction materials, equipment, appliances, machinery, plant equipment, fittings, apparatus, fixtures and other articles of any kind or nature whatsoever now or hereafter found on, affixed to or attached to the Real Estate, including (without limitation) all motors, boilers, engines and devices for the operation of pumps, and all heating, electrical, lighting, power, plumbing, air conditioning, refrigeration and ventilation equipment (all of the foregoing is herein referred to collectively as the “Improvements”);

(iii) Personal Property. All furniture, furnishings, equipment (including, without limitation, telephone and other communications equipment, window cleaning, building cleaning, monitoring, garbage, air conditioning, pest control and other equipment) and all other tangible property of any kind or character now or hereafter owned by the Borrower and used or useful in connection with the Real Estate, regardless of whether located on the Real Estate or located elsewhere including, without limitation, all rights of the Borrower under any lease to furniture, furnishings, fixtures and other items of personal property at any time during the term of such lease (all of the foregoing is herein referred to collectively as the “Goods”);

(iv) Intangibles. All goodwill, trademarks, trade names, option rights, purchase contracts, books and records and general intangibles of the Borrower relating to the Premises (defined below) and all accounts, contract rights, instruments, chattel paper and other rights of the Borrower for payment of money to it for property sold or lent by it, for services rendered by it, for money lent by it, or for advances or deposits made by it, and any other intangible property of the Borrower related to the Real Estate or the Improvements (all of the foregoing is herein referred to collectively as the “Intangibles”);

(v) Rents. All rents, issues, profits, royalties, avails, income and other benefits derived or owned by the Borrower directly or indirectly from the Premises, including without limitation, judgments, settlements or bankruptcy claims for unpaid rents or damages arising in connection with any rejection of a Lease (defined below) in bankruptcy as well as rental loss insurance proceeds and claims therefor (all of the foregoing is herein collectively called the “Rents”);

(vi) Leases. All rights of the Borrower under all leases, subleases, licenses, occupancy agreements, concessions or other arrangements, whether written or oral, whether now existing or entered into at any time hereafter, whereby any person agrees to pay money or any consideration for the use, possession or occupancy of, or any estate in, the Premises or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (all of the foregoing, as each of the same may be amended and modified from time to time, is herein referred to collectively as the “Leases”);

(vii) Plans. All rights of the Borrower, if any, to plans and specifications, designs, drawings and other matters prepared in connection with the Premises (all of the foregoing, as each of the same may be amended and modified from time to time, is herein called the “Plans”);

(viii) Contracts for Services. All rights of the Borrower, if any, under any contracts executed by the Borrower with any provider of goods or services for or in connection with any construction undertaken on, or services performed or to be performed in connection with, the Real Estate, including any architect’s contract and any management agreement (all of the foregoing, as each of the same may be amended and modified from time to time, is herein referred to collectively as the “Contracts for Services”);

(ix) Contracts for Sale or Financing. All rights of the Borrower, if any, as seller or borrower under any agreement, contract, understanding or arrangement pursuant to which the Borrower has or may hereafter have, with the prior written consent of the Lender, obtained the agreement of any person to pay or disburse any money for the Borrower’s sale (or borrowing on the security) of the Collateral or any part thereof (all of the foregoing, as each of the same may be amended and modified from time to time, is herein referred to collectively as the “Contracts for Sale”);

(x) Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Cash Management Agreement, Clearing Account Agreement and Pledge and Assignment of Reserve Accounts; together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(xi) Interest Rate Cap Agreement. The Interest Rate Cap Agreement, including, but not limited to, all “accounts,” “chattel paper,” “general intangibles” and “investment property” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and all products and proceeds of any of the foregoing; and

(xii) Other Property. All other property or rights of the Borrower of any kind or character related to the Real Estate or the Improvements, and all proceeds (including insurance and condemnation proceeds) and products of any of the foregoing. (All of the Real Estate and the Improvements, and any other property which is real estate under applicable law, is sometimes referred to collectively herein as the “Premises”; and all of the Collateral other than the Premises is sometimes referred to herein as the “Personal Property”).

G R A N T

NOW THEREFORE, for and in consideration of the Lender’s making any loan, advance or other financial accommodation to or for the benefit of the Borrower, including sums advanced and readvanced under the Loan Agreement or the Note, and in consideration of the various agreements contained herein, in the Loan Agreement, the Note and in the Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, and in order to secure the full, timely and proper payment and performance of each and every one of the Liabilities,

BORROWER DOES HEREBY IRREVOCABLY, UNCONDITIONALLY AND ABSOLUTELY MORTGAGE, GRANT, BARGAIN, SELL, PLEDGE, ENFEOFF, ASSIGN, WARRANT, TRANSFER AND CONVEY TO LENDER, AND ITS SUCCESSORS FOREVER, TOGETHER WITH THE RIGHT OF ENTRY AND POSSESSION, ALL OF THE COLLATERAL AND THE BORROWER DOES HEREBY GRANT, BARGAIN, TRANSFER, SELL, ASSIGN AND CONVEY TO THE LENDER A CONTINUING FIRST PRIORITY SECURITY INTEREST IN AND TO ALL OF THE COLLATERAL SUBJECT TO THE PERMITTED EXCEPTIONS (DEFINED BELOW).

TO HAVE AND TO HOLD the Premises unto the Lender, its successors and assigns, hereby expressly waiving and releasing any and all right, benefit, privilege, advantage or exemption under and by virtue of any and all statutes and laws of the state or other jurisdiction in which the Real Estate is located providing for the exemption of homesteads from sale on execution or otherwise.

The Borrower hereby covenants with and warrants to the Lender and to the purchaser at any foreclosure sale: that at the execution and delivery hereof it is well seized of the Premises, and of a good, indefeasible estate therein, in fee simple; that the Collateral is free from all encumbrances whatsoever (and any claim of any other person thereto) other than (i) the security interest granted to the Lender herein and pursuant to the Loan Documents and (ii) the encumbrances and other matters set forth in the title insurance policy insuring the lien of this Mortgage in favor of the Lender (collectively, the “Permitted Exceptions”); that it has good and lawful right to sell, mortgage and convey the Collateral; and that it and its successors and assigns will forever warrant and defend the Collateral against all claims and demands whatsoever with the exception of the Permitted Exceptions.

I. COVENANTS AND AGREEMENTS

OF THE BORROWER

Further to secure the payment and performance of the Liabilities, the Borrower hereby covenants, warrants and agrees with the Lender as follows:

1.1 Recitals and Grant. The Recitals and Grant set forth above are true and correct and are incorporated herein by reference.

1.2 Payment of Liabilities. The Borrower agrees that it will pay, or will cause to be paid, timely and in the manner required in the appropriate documents or instruments, all amounts due hereunder and under the Loan Documents and all other Liabilities (including fees and charges). All sums payable by the Borrower hereunder shall be paid without demand, counterclaim, offset, deduction or defense. The Borrower waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim, offset, deduction or defense.

1.3 Payment of Taxes. Subject to Section 1.18 hereof, the Borrower will pay or cause to be paid when due all taxes and assessments, general or special, and any and all levies, claims, charges, expenses and liens, ordinary or extraordinary, governmental or non-governmental, statutory or otherwise, due or to become due, that may be levied, assessed, made, imposed or charged on or against the Collateral or any property used in connection therewith. In addition, the Borrower will pay before due any tax or other charge on the interest or estate in lands created or represented by this Mortgage or by any of the Loan Documents, whether levied against the Borrower or the Lender or otherwise. Upon request of Lender, Borrower will submit to the Lender all receipts showing payment of all of such taxes, assessments and charges.

1.4 Maintenance and Repair. The Borrower will:

(a) not abandon the Premises;

(b) not do or suffer anything to be done which could reasonably be expected to depreciate or impair the value of the Collateral or the security of this Mortgage;

(c) not remove or demolish any of the Improvements except in connection with the renovation of the Premises or the leasing of space in the Premises in accordance with the Loan Agreement;

(d) pay promptly for all labor and materials for all construction, repairs, demolition and improvements to or on the Premises;

(e) except as expressly permitted in the Loan Agreement, not make any changes, additions or alterations to the Premises or the Improvements except as required by any applicable governmental requirement or as otherwise approved in writing by Lender;

(f) maintain, preserve and keep the Goods and the Improvements in good, safe and insurable condition and repair and promptly make any needful and proper repairs, replacements, renewals, additions or substitutions required by wear, damage, obsolescence or destruction, all as promptly as possible under the circumstances but in all cases in compliance with any time period provided under applicable requirements of governmental authorities and insurance underwriters;

(g) not commit, suffer, or permit waste of any part of the Premises; and

(h) maintain all grounds and abutting streets and sidewalks which it has an obligation to maintain in good and neat order and repair.

1.5 Sales; Liens. Without in any way limiting the provisions of the Loan Agreement, and except as otherwise expressly permitted in the Loan Agreement, the Borrower will not:

(a) Sales: sell, contract to sell, assign, transfer or convey, or permit to be transferred or conveyed, the Collateral or any part thereof or any interest or estate in any thereof (including any conveyance into a trust or any conveyance of the beneficial interest in any trust that may be holding title to the Premises) or remove any of the Collateral from the Premises (except as permitted in the Loan Agreement) or from the state in which the Real Estate is located; or

(b) Liens: create, suffer or permit to be created or to exist any deed of trust, mortgage, lien, claim, security interest, charge, encumbrance or other right or claim of any kind whatsoever (whether voluntarily or by operation of law) upon the Collateral or any part thereof or any of the Third Party Agreements (defined below), except those of current taxes not then due and payable, the Permitted Exceptions and mechanic’s liens being diligently contested in good faith and continuing in accordance with Section 1.18 hereof.

1.6 Delivery of Documents; Access by Lender.

(a) Delivery of Documents. The Borrower will at all times deliver to the Lender either all of its executed originals (in the case of chattel paper or instruments) or (in all other cases), if requested by Lender, certified copies of all Leases, agreements creating or evidencing Intangibles, Plans, Contracts for Services, Contracts for Sale, all amendments and supplements thereto, and any other document which is, or which evidences, governs, or creates, Collateral.

(b) Access by Lender. In accordance with the terms of the Loan Agreement, Lender shall have the right to, among other things, enter onto, inspect, perform tests (including environmental studies and assessments in connection with the preparation of, or enforcement of, its rights and remedies under the Loan Documents) and investigate the Premises and the Collateral and the books, records and documents relating thereto.

1.7 Stamp and Other Taxes. If the Federal, or any state, county, local, municipal or other government or any subdivision of any thereof having jurisdiction, shall levy, assess or charge any tax (excepting therefrom any income tax on the Lender’s receipt of interest payments on the principal portion of the Liabilities), assessment or imposition upon this Mortgage, any of the other Liabilities, or any of the other Loan Documents, the interest of the Lender in the Collateral, or any of the foregoing, or upon the Lender by reason of or as holder of any of the foregoing, or shall at any time or times require revenue stamps to be affixed to this Mortgage or any of the other Loan Documents, the Borrower shall pay, or cause to be paid, all such taxes and stamps to or for the Lender as they become due and payable. If any law or regulation is enacted or adopted permitting, authorizing or requiring any tax, assessment or imposition to be levied, assessed or charged, which law or regulation prohibits the Borrower from paying the tax, assessment, stamp, or imposition to or for the Lender, then such event shall constitute an Event of Default hereunder and all sums hereby secured shall become immediately due and payable at the option of the Lender.

1.8 Insurance. The Borrower will at all times maintain or cause to be maintained on the Goods, the Improvements and on all other Collateral, all insurance required pursuant to the terms of the Loan Agreement. All claims for insurance proceeds shall be settled, and the insurance proceeds disbursed and applied, in accordance with the terms of the Loan Agreement. Borrower has assigned to Lender all of its right, title and interest in, to and under all insurance proceeds as provided herein and in the Loan Agreement.

1.9 Eminent Domain. In case the Collateral, or any part or interest in any thereof, is taken by condemnation or eminent domain, all Condemnation Awards (as defined in the Loan Agreement) are to be settled, assigned and applied in accordance with the terms of the Loan Agreement. Borrower has assigned to the Lender all of its right, title and interest in, to and under all Condemnation Awards as provided in the Loan Agreement.

1.10 Governmental Requirements.

(a) Compliance With Laws. The Borrower will at all times fully comply with, and cause the Collateral and the use and condition thereof fully to comply with, all federal, state, county, municipal, local and other governmental statutes, ordinances, requirements, regulations, rules, orders and decrees of any kind whatsoever that apply or relate to the Borrower or the Collateral or the use thereof, including, without limitation, all federal, state, county and local laws relating to handicapped access to the Premises. Notwithstanding the foregoing, the Borrower shall have the right to diligently contest any such governmental requirement so long as (i) no Event of Default has occurred and is continuing, (ii) Borrower has provided Lender with prior written notice of its intention to contest such governmental requirements, (iii) the contest is in good faith and by appropriate legal proceedings, (iv) adequate reserves are being maintained in accordance with generally accepted accounting principles, consistently applied and (v) forfeiture of any part of the Collateral will not result from the Borrower’s failure to comply with such governmental requirement during the period of such contest.

(b) Compliance With Permits. The Borrower further agrees that it will observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits, privileges, franchises and concessions (including, without limitation, those relating to land use and development, landmark preservation, construction, access, water rights and use, noise, environmental pollution and hazardous waste and substances) which are applicable to the Borrower or have been granted for the Collateral or the use thereof.

(c) Changes in Use; Zoning. Unless required by applicable law, or unless Lender has otherwise first agreed in writing, the Borrower shall not make or allow any changes to be made in the nature of the occupancy or use of the Premises or any portion thereof for which the Premises or such portion was intended at the time this Mortgage was delivered. The Borrower shall not initiate or acquiesce in any change in any zoning or other land use classification now or hereafter in effect and affecting the Premises or any part thereof without in each case obtaining the Lender’s prior written consent thereto.

1.11 No Mechanics’ Liens. Subject to Section 1.18 hereof, the Borrower will not suffer any mechanic’s, laborer’s or materialmen’s lien to be created or remain outstanding upon the Premises or any part thereof. In addition, it is further expressly made a covenant and condition hereof that the lien of this Mortgage shall extend to any and all improvements and fixtures now or hereafter on the Premises, prior to any other lien thereon that may be claimed by any person, so that subsequently accruing claims for lien on the Premises shall be junior and subordinate to this Mortgage. The Borrower agrees to promptly deliver to the Lender a copy of any notices that the Borrower receives with respect to any pending or threatened lien or the foreclosure thereof.

1.12 Continuing Priority. The Borrower will (a) pay such fees, taxes and charges, execute and file (at the Borrower’s expense) such financing statements, obtain such acknowledgements or consents, notify such obligors or providers of services and materials and do all such other acts and things as the Lender may from time to time request to establish and maintain a valid and perfected lien on and security interest in the Collateral, subject only to the Permitted Exceptions; and (b) keep all tangible Collateral on the Real Estate except as the Lender may otherwise consent in writing.

1.13 Utilities. The Borrower will pay or cause to be paid all utility charges incurred in connection with the Collateral promptly when due and maintain all utility services available for use at the Premises.

1.14 Third Party Agreements.

(a) Performance of Obligations. The Borrower will, for the benefit of the Lender, fully and promptly keep, observe, perform and satisfy each obligation, condition, covenant, and restriction of the Borrower affecting the Premises or imposed on it under any “Third Party Agreements” so that there will be no default thereunder and so that the persons (other than the Borrower) obligated thereon shall be and remain at all times obligated to perform for the benefit of the Lender. The Borrower will not permit to exist any condition, event or fact which could allow or serve as a basis or justification for any such person to avoid such performance. The Borrower shall promptly deliver to the Lender copies of any demands or notices of default sent or received by the Borrower in connection with any Third Party Agreement and allow the Lender the right, but not the obligation, to cure any such default. For purposes hereof, “Third Party Agreements” shall mean all agreements between the Borrower (or its predecessor(s) in title) relating to the Collateral or the Liabilities secured hereby, including, without limitation, all reciprocal easement agreements and covenants, conditions and restrictions affecting the Premises (other than easements to utilities companies on such utility company’s standard form that will not have a Material Adverse Effect on the Premises), the Management Agreement (as defined in the Loan Agreement), the Contracts for Sale, Contracts for Services that provide for more than ninety (90) days prior written notice to terminate or the payment of a penalty or fee to terminate, the Intangibles and any other document imposing an obligation, covenant or restriction against the Collateral or Borrower. The term “Third Party Agreement” shall not, however, include the Leases.

(b) Enforceability. In addition, the Borrower will enforce, at its expense, each and every obligation of the parties (other than the Borrower) under the Third Party Agreements. Without the prior written consent of the Lender, the Borrower shall not (i) collect the proceeds of any Intangibles more than thirty (30) days before the same shall be due and payable; (ii) modify or amend, cancel or terminate any of the Third Party Agreements, or (iii) in any other manner impair Lender’s rights and interest with respect to the Third Party Agreements or the Leases or the Rents.

1.15 Assignment of Leases and Rents and Collections; Future Leases.

(a) Assignment; License. Borrower irrevocably, absolutely and unconditionally assigns and transfers to Lender all of Borrower’s right, title and interest (but not the obligations) in, to and under the Leases now existing or hereafter entered into, and all of the Rents, whether now due, past due, or to become due, and including all prepaid rents and security deposits, and all other amounts due with respect to any of the other Collateral. Lender shall hold and apply all such Leases and Rents in payment or reimbursement of the Liabilities and all other sums payable under this Mortgage and the Loan Documents. So long as no Event of Default has occurred and is continuing, the Borrower shall have a license to collect and receive all Rents and other amounts. Borrower shall hold any Rents received under the foregoing license in trust for the benefit of Lender. Upon the occurrence of an Event of Default, Borrower’s right to collect, receive and retain the Rents under the foregoing license shall automatically be revoked without regard to the adequacy of Lender’s security hereunder and without notice to or demand upon the Borrower. Thereafter, until an Event of Default no longer exists, Lender shall have the sole right, with or without taking possession of the Premises, to collect all Rents. This is an absolute assignment and not an assignment for security only.

(b) Mortgagee-in-Possession. It is understood and agreed that neither the foregoing assignment to the Lender nor the exercise by the Lender of any of its rights or remedies under Article III hereof shall be deemed to make the Lender a “mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Collateral or the use, occupancy, enjoyment of any portion thereof, unless and until the Lender, in person or by agent, assumes actual possession thereof to the maximum extent permitted by applicable law. Nor shall appointment of a receiver for the Collateral by any court at the request of the Lender or by agreement with the Borrower, or the entering into possession of any part of the Collateral by such receiver, be deemed to make the Lender a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Collateral or the use, occupancy, enjoyment or operation of all or any portion thereof.

(c) Notice to Tenants. Upon the occurrence of any Event of Default, this Mortgage shall constitute a direction to and full authority to each lessee under any Leases, each guarantor of any of the Leases and any other person obligated under any of the Collateral to pay all Rents and other amounts to the Lender without proof of the Event of Default relied upon. The Borrower hereby irrevocably authorizes each such person to rely upon and comply with any notice or demand by the Lender for the payment to the Lender of any Rents and other amounts due or to become due under such documents.

(d) Application of Rents; Future Assurance. The Borrower shall apply the Rents and other amounts to the payment of all necessary and reasonable operating costs and expenses of the Collateral, debt service on the Liabilities and otherwise in compliance with the provisions of the Loan Documents. The Borrower shall at any time or from time to time, upon request of the Lender, transfer and assign to the Lender in such form as may be satisfactory to the Lender, the Borrower’s interest in any of the Leases.

(e) Assignment by Lender. The Lender shall have the right to assign the Lender’s right, title and interest in any Leases to any subsequent holder of this Mortgage or any participating interest therein or to any person acquiring title to all or any part of the Collateral through foreclosure, deed-in-lieu or otherwise. Any subsequent assignee shall have all the rights and powers herein provided to the Lender.

(f) Remedies. Without limiting the remedies contained in Article III, upon the occurrence and during the continuation of any Event of Default, the Lender shall have the right to execute new leases of any part of the Collateral, including leases that extend beyond the term of this Mortgage. At any time after the occurrence and during the continuation of an Event of Default, the Lender shall have the authority, as the Borrower’s attorney-in-fact, such authority being coupled with an interest and irrevocable, to sign the name of the Borrower and to bind the Borrower on all papers and documents relating to the operation, leasing and maintenance of the Collateral.

(g) Future Leases. From and after the date hereof, all Leases entered into in connection with the Premises shall be made in accordance with the terms and conditions of the Loan Agreement.

1.16 The Lender’s Performance. If the Borrower fails to pay or perform any of its obligations herein contained (including payment of expenses of foreclosure and court costs), the Lender may (but need not), as agent or attorney-in-fact of the Borrower, after the expiration of any applicable notice or cure period (except in the case of an emergency affecting the Premises or the lien of this Mortgage, in which case no notice or cure period shall be applicable) make any payment or perform (or cause to be performed) any obligation of the Borrower hereunder, in any form and manner deemed expedient by the Lender, and any amount so paid or expended (plus reasonable compensation to the Lender for its out-of-pocket and other expenses for each matter for which it acts under this Mortgage), with interest thereon at the Default Interest Rate (as defined in the Note) applicable to the Note Rate (as defined in the Note), shall be added to the principal debt hereby secured and shall be repaid to the Lender upon demand.

By way of illustration and not in limitation of the foregoing, the Lender may (but need not) do all or any of the following: (a) make payments of principal or interest or other amounts on account of any lien, encumbrance or charge on any of the Collateral; (b) complete construction; (c) make repairs; (d) collect Rents; (e) prosecute collection of the Collateral or proceeds thereof; (f) purchase, discharge, compromise or settle any tax lien or any other lien, encumbrance, suit, proceeding, title or claim thereof; (g) contest any tax or assessment; and (h) redeem from any tax sale or forfeiture affecting the Premises or any easement benefiting the Premises.

In making any payment or securing any performance relating to any obligation of the Borrower hereunder, the Lender shall be the sole judge of the legality, validity and amount of any lien or encumbrance and of all other matters necessary to be determined in satisfaction thereof. No such action of the Lender shall ever be considered as a waiver of any right accruing to it on account of the occurrence of any matter which constitutes an Event of Default.

1.17 Subrogation Rights. To the extent that the proceeds of the Loan are used, directly or indirectly, to pay off, satisfy or discharge, in whole or in part, any outstanding lien, charge or prior encumbrance against the Collateral or any part thereof, then as additional security hereunder, Lender shall be subrogated to any and all rights, superior titles and liens owned or claimed by any owner or holder of such outstanding liens, charges and prior encumbrances, however remote and irrespective of whether said liens, charges or encumbrances have been released of record by the holder thereof upon payment.

1.18 Borrower’s Right to Contest. Borrower may contest or object to the legal validity or amount of any tax or any mechanics’ or materialmen’s lien on the Premises on and subject to the following conditions: (i) no Event of Default has occurred and remains uncured, (ii) after having given Lender at least five (5) Business Days’ prior written notice of its intention to institute such proceedings, Borrower shall in good faith have instituted appropriate legal proceedings with respect thereto, the pendency of which shall have the legal effect of staying the effectiveness and enforcement of such taxes or lien (as the case may be) and any and all other remedies relating thereto which may affect the Premises or the title thereto, and Borrower shall at all times thereafter prosecute such proceedings diligently and in good faith to completion; and (iii) Borrower shall either (A) have duly paid the full amount of the tax or lien under protest or (B) have fully bonded over or title-insured over such tax or lien to Lender’s full satisfaction (such title endorsement to affirmatively cover costs of defense).

II. DEFAULT

Each of the following shall constitute an event of default (an “Event of Default”) hereunder:

2.1 Loan Documents. The occurrence of an Event of Default under the terms and provisions of the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement or such other Loan Documents); or

2.2 Provisions of this Mortgage. Non-compliance by the Borrower with, or failure by the Borrower to perform, any agreement contained herein (other than any non-compliance or failure which constitutes an Event of Default under Section 2.1 or 2.3) and continuance of such non-compliance or failure for ten (10) Business Days (after written notice) with respect to the payment of any amounts required to be paid under this Mortgage (other than amounts required to be paid under the Note) or for thirty (30) days after notice thereof to the Borrower from the Lender with respect to all other non-monetary defaults under this Mortgage; provided, however, that if such non-monetary default cannot, with diligence, be cured within such thirty (30) day period, then so long as Borrower is diligently pursuing a cure for such default, Borrower shall have an additional sixty (60) days after the expiration of the initial thirty (30) days within which to cure such default.

2.3 Sales and Liens. A default by the Borrower under Section 1.5 for which there is no notice or cure period.

III. REMEDIES

3.1 Acceleration. Upon the occurrence of any Event of Default, the entire outstanding Liabilities together with interest thereon at the Default Interest Rate as applied to the Note Rate shall (a) automatically become immediately due and payable in the event of the occurrence of an Event of Default under Section 16(i) of the Loan Agreement and (b) at the option of the Lender, become immediately due and payable in the event of occurrence of any other Event of Default.

3.2 Remedies Cumulative. No remedy or right of the Lender hereunder or under any of the Loan Documents, or otherwise available under applicable law or in equity, shall be exclusive of any other right or remedy, but each such remedy or right shall be in addition to every other remedy or right now or hereafter existing under any such document or under applicable law or in equity. No delay in the exercise of, or omission to exercise, any remedy or right accruing on any Event of Default shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by the Lender. All obligations of the Borrower, and all rights, powers and remedies of the Lender, expressed herein shall be in addition to, and not in limitation of, those provided by law or in equity or in any of the Loan Documents or any other written agreement or instrument relating to any of the Liabilities or any security therefor.

3.3 Judicial Foreclosure; Receiver.

(a) Judicial Foreclosure. Upon the occurrence of any Event of Default, Lender shall have the right immediately to foreclose this Mortgage by applicable judicial proceedings.

(b) Receiver; Lender-in-Possession. Upon the filing of any complaint for that purpose, the court in which such complaint is filed may, upon application of Lender or at any time thereafter, either before or after foreclosure sale, and to the maximum extent permitted by law, notice to Borrower or to any party claiming under Borrower and without regard to the solvency or insolvency at the time of such application of any person then liable for the payment of any of the Liabilities, without regard to the then value of the Premises or whether the same shall then be occupied, in whole or in part, as a homestead, by the owner of the equity of redemption, and without regarding any bond from the complainant in such proceedings, appoint a receiver for the benefit of the Lender, or permit Lender to take possession, charge, and control of the Premises to the maximum extent permitted by applicable law, to lease the same, to keep the buildings thereon insured and in good repair, and to collect all Rents during the pendency of such foreclosure suit, and, in case of foreclosure sale, during any period of redemption.

(c) Powers of Receiver and Lender. The court may, from time to time, authorize said receiver or the Lender, as mortgagee-in-possession to the maximum extent permitted by applicable law, to apply the net amounts received by Lender remaining in its hands, after deducting reasonable compensation for itself and its counsel as allowed by the court, in payment (in whole or in part) of any or all of the Liabilities, including without limitation the following, in such order of application as Lender may elect: (i) amounts due under the Loan Documents, (ii) amounts due upon any decree entered in any suit foreclosing this Mortgage, (iii) costs and expenses (including, without limitation, reasonable attorneys fees and court costs) of foreclosure and litigation upon the Premises, (iv) insurance premiums, repairs, taxes, special assessments, water charges and interest, penalties and costs, in connection with the Premises, (v) any other lien or charge upon the Premises that may be or become superior to the lien of this Mortgage, or of any decree foreclosing the same and (vi) all moneys advanced by Lender to cure or attempt to cure any Event of Default by Borrower in the performance of any obligation or condition contained in any Loan Documents or this Mortgage or otherwise, to protect the security hereof provided herein, or in any Loan Documents, with interest on such advances at the Default Interest Rate applicable to the Note Rate, and any balance shall be applied by Lender toward the payment of such Liabilities in such order and application as Lender may from time to time elect.

(d) Partial Foreclosure; Separate Sales. This Mortgage may be foreclosed once against all, or successively against any portion or portions, of the Premises, as Lender may elect, until all of the Premises have been foreclosed against and sold. As part of the foreclosure, there may be a sale to the highest bidder all or any part of the Premises, and all right, title, interest, claim and demand therein, and the right of redemption thereof, as an entirety, or in separate lots, as Lender may elect, and in one sale or in any number of separate sales held at one time or at any number of times, all in any manner and upon such notice as provided by applicable law.

(e) Transfer of Title. Upon the completion of any such sale or sales and any necessary confirmation thereof by the court, there shall be transferred and delivered to the purchaser or purchasers the property so sold, in the manner and form as provided by applicable law.

(f) Lender’s Right to Bid in Liabilities. In the case of any sale of the Premises pursuant to any judgment or decree of any court at public auction or otherwise, Lender may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to deliver over and use the Liabilities and any claims for the debt in order that there may be credited as paid on the purchase price the amount of such Liabilities and debt.

In case of any foreclosure of this Mortgage (or the commencement of or preparation therefor) in any court, all expenses of every kind paid or incurred by the Lender for the enforcement, protection or collection of this security, including court costs, reasonable attorneys’ fees, stenographers’ fees, costs of advertising, and costs of title insurance and any other documentary evidence of title, shall be paid by the Borrower.

3.4 Possession of the Premises; Remedies for Leases and Rents. The Borrower hereby waives all right to the possession, income, and Rents of the Premises and other Collateral from and after the occurrence of any Event of Default, and the Lender is hereby expressly authorized and empowered, at and following any such occurrence and during the continuation of an Event of Default, to enter into and upon and take possession of the Premises and other Collateral or any part thereof. If any Event of Default shall occur, then, whether before or after institution of legal proceedings to foreclose the lien of this Mortgage or before or after the sale thereunder, the Lender shall be entitled, in its discretion, to do all or any of the following: (i) to the maximum extent permitted by applicable law, (which, if required by law may be through a receiver) enter and take actual possession of the Premises, the Rents, the Leases and other Collateral relating thereto or any part thereof personally, or by its agents or attorneys, and exclude the Borrower therefrom; (ii) to the maximum extent permitted by applicable law, enter upon and take and maintain possession of all of the documents, books, records, papers and accounts of the Borrower relating thereto; (iii) as attorney-in-fact or agent of the Borrower, or in its own name (or, if required by law, a receiver) as mortgagee and under the powers herein granted, hold, operate, manage and control the Premises, the Rents, the Leases and other Collateral relating thereto and conduct the business, if any, thereof either personally or by its agents, contractors or nominees, with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment of the Rents, the Leases and other Collateral relating thereto (including actions for the recovery of rent, actions in forcible detainer and actions in distress of rent); (iv) cancel or terminate any Lease or sublease for any cause or on any ground which would entitle the Borrower to cancel the same; (v) elect to disaffirm any Lease or sublease made subsequent hereto or subordinated to the lien hereof; (vi) make all necessary or proper repairs, decorations, renewals, replacements, alterations, additions, betterments and improvements to the Premises that, in its discretion, may seem appropriate; (vii) complete any construction in progress thereon at the expense of Borrower and to continue any and all outstanding contracts for the erection and completion of the Improvements; (viii) insure and reinsure the Collateral for all risks incidental to the Lender’s possession, operation and management thereof; and (ix) receive all such Rents and proceeds, and perform such other acts in connection with the management and operation of the Collateral, as the Lender in its discretion may deem proper, the Borrower hereby granting the Lender full power and authority to exercise each and every one of the rights, privileges and powers contained herein at any and all times after and during the continuation of any Event of Default without notice to the Borrower or any other person, except as provided herein.

The Lender, in the exercise of the rights and powers conferred upon it hereby, shall have full power to use and apply the Rents to the payment, in such order as Lender may determine, of or on account of any one or more of the following in such order as it may determine: (a) to the payment of the operating expenses of the Premises, including the cost of management and leasing thereof (which shall include reasonable compensation to the Lender and its agents or contractors, if management be delegated to agents or contractors, and it shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into Leases), established claims for damages, if any, and premiums on insurance hereinabove authorized; (b) to the payment of taxes, charges and special assessments, the costs of all repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements of the Collateral, including the cost from time to time of installing, replacing or repairing the Collateral, and of placing the Collateral in such condition as will, in the judgment of the Lender, make it readily rentable; and (c) to the payment of any Liabilities.

The entering upon and taking possession of the Premises, or any part thereof, and the collection of any Rents and the application thereof as aforesaid shall not cure or waive any Event of Default theretofore or thereafter occurring or affect any notice or Event of Default hereunder or invalidate any act done pursuant to any such Event of Default or notice, and, notwithstanding continuance in possession of the Premises or any part thereof by the Lender or a receiver and the collection, receipt and application of the Rents, the Lender shall be entitled to exercise every right provided for in this Mortgage or by law or in equity upon or after the occurrence and during the continuation of an Event of Default.

3.5 Personal Property.

(a) Remedies. If any Event of Default shall occur, the Borrower shall, promptly upon request by the Lender, assemble the Collateral and make it available to the Lender at such place or places, reasonably convenient for both the Lender and the Borrower, as the Lender shall designate.

Without limiting the generality of the foregoing, whenever there exists an Event of Default hereunder, the Lender may, with respect to so much of the Collateral as is personal property under applicable law, to the fullest extent permitted by applicable law, without further notice, advertisement, hearing or process of law of any kind, (i) notify any person obligated on the Collateral to perform directly for the Lender its obligations thereunder, (ii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iii) endorse any checks, drafts or other writings in the name of the Borrower to allow collection of the Collateral, (iv) take control of any proceeds of the Collateral, (v) enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral and render all or any part of the Collateral unusable, all without being responsible for loss or damage, (vi) sell any or all of the Collateral, free of all rights and claims of the Borrower therein and thereto, at any lawful public or private sale, and (vii) bid for and purchase any or all of the Collateral at any such public or private sale. Any proceeds of any disposition by the Lender of any of the Collateral may be applied by the Lender to the payment of expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses, and any balance of such proceeds shall be applied by the Lender toward the payment of such of the Liabilities and in such order of application as the Lender may from time to time elect. Without limiting the foregoing, the Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as enacted in the State of Illinois (the “Uniform Commercial Code”) or other applicable law as in effect from time to time or otherwise available to it under applicable law.

(b) Notices. The Borrower hereby expressly waives, to the fullest extent permitted by applicable law, except as otherwise expressly provided in this Mortgage or any of the other Loan Documents any and all notices, advertisements, hearings, or process of law in connection with the exercise by the Lender of any of its rights and remedies after an Event of Default occurs. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed by registered or certified mail, return receipt requested, at least ten (10) Business Days before such disposition, postage prepaid, addressed to the Borrower at the address shown above. The Borrower hereby expressly waives presentment, demand, notice of dishonor, protest and notice of protest in connection with the Note, the Liabilities and, to the fullest extent permitted by applicable law, any and all other notices, demands, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies hereunder, except as otherwise provided herein or in any of the other Loan Documents.

(c) Power of Attorney. The Borrower hereby constitutes the Lender its attorney-in-fact with full power of substitution to take possession of the Collateral upon any Event of Default and, as the Lender in its sole discretion deems necessary or proper, to execute and deliver all instruments required by the Lender to accomplish the disposition of the Collateral; this power of attorney is a power coupled with an interest and is irrevocable while any of the Liabilities are outstanding.

3.6 Performance of Third Party Agreements. The Lender may, in its sole discretion at any time after the occurrence and during the continuation of an Event of Default, notify any person obligated to the Borrower under or with respect to any Third Party Agreements of the existence of an Event of Default, require that performance be made directly to the Lender at the Borrower’s expense, and advance such sums as are necessary or appropriate to satisfy the Borrower’s obligations thereunder; and exercise, on behalf of the Borrower, any and all rights of the Borrower under any Third Party Agreements as the Lender in its sole discretion deems necessary or appropriate, and the Borrower agrees to cooperate with the Lender in all ways reasonably requested by the Lender (including the giving of any notices requested by, or joining in any notices given by, the Lender) to accomplish the foregoing.

3.7 No Liability on Lender. Notwithstanding anything contained herein, the Lender shall not be obligated to perform or discharge, and does not hereby undertake to perform or discharge, any obligation, duty or liability of the Borrower, whether hereunder, under any of the Third Party Agreements or otherwise. The Lender shall not have responsibility for the control, care, management or repair of the Premises or be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Premises resulting in loss, injury or death to any tenant, licensee, employee, stranger or other person. No liability shall be enforced or asserted against the Lender in its exercise of the powers granted to it under this Mortgage, and the Borrower expressly waives and releases any such liability. Should the Lender incur any such liability, loss or damage under any of the Third Party Agreements or under or by reason hereof, or in the defense of any claims or demands, the Borrower agrees to reimburse the Lender immediately upon demand for the full amount thereof, including costs, expenses and attorneys’ fees, except for any liability, loss or damage caused by the Lender’s gross negligence or willful misconduct.

IV. GENERAL

4.1 Permitted Acts. Borrower agrees that, without affecting or diminishing in any way the liability of Borrower or any other person, except any person expressly released in writing by Lender (with the consent of any pledgee of the Liabilities), for the payment or performance of any of the Liabilities or for the performance of any obligation contained herein or affecting the lien hereof upon the Collateral or any part thereof, Lender may at any time and from time to time, without notice to or the consent of any person: (a) release any person liable for the payment or performance of the Liabilities or any guaranty given in connection therewith; (b) extend the time for, or agree to alter the terms of payment, reimbursement or performance of any of the Liabilities or any guaranty given in connection therewith; (c) modify or waive any obligation; (d) subordinate, modify or otherwise deal with the lien hereof; (e) accept additional security of any kind for repayment of the Liabilities or any guaranty given in connection therewith; (f) release any Collateral or other property securing any or all of the Liabilities or any guaranty given in connection therewith; (g) make releases of any portion of the Premises; (h) consent to the making of any map or plat of the Premises; (i) consent to the creation of any easements on the Premises or of any covenants restricting the use or occupancy thereof; or (j) exercise or refrain from exercising, or waive, any right Lender may have.

4.2 Indemnification. Without limiting any other indemnification contained in the Loan Documents, Borrower agrees to indemnify Lender, and hold Lender and each of its officers, directors, employees and agents harmless, from and against any and all losses, damages, costs, expenses and claims of any kind whatsoever (including, without limitation, reasonable attorneys’ fees), except to the extent that such losses, damages, costs, expenses and claims are caused by Lender’s gross negligence or willful misconduct, which Lender may pay or incur in connection with the Loan Agreement, the Note, this Mortgage and the other Loan Documents and any suit or proceeding in or to which Lender may be made or become a party, which suit or proceeding does or may affect all or any portion of the Collateral or the value, use or operation thereof or this Mortgage or the validity, enforceability, lien or priority hereof or of any of the Liabilities or indebtedness secured hereby.

4.3 Obligatory Future Advances. This Mortgage is granted to secure future advances and loans from Lender to or for the benefit of Borrower or their respective successors and assigns or the Premises, as provided in the Loan Agreement regardless of whether, at the time or times of such advances, Borrower is then the owner of the Collateral or any interest in any hereof, and costs and expenses of enforcing Borrower’s obligations under this Mortgage, the Loan Documents and the Loan Agreement. All advances, disbursements or other payments required by the Loan Agreement are obligatory advances up to the credit limits established therein and shall, to the fullest extent permitted by law, have priority over any and all mechanics’ liens and other liens and encumbrances arising after this Mortgage is recorded.

4.4 Fixture Filing. This Mortgage is intended to constitute a security agreement between Borrower and Lender. The recording of this Mortgage shall be effective as a financing statement filed as a fixture filing within the purview of the Uniform Commercial Code with respect to all fixtures and goods described herein, which goods are or may become fixtures relating to the Real Estate, and is to be recorded with the appropriate authority where the Real Estate (including said fixtures) is located. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the real property records of the county in which the Real Estate is located. The mailing address of Borrower (debtor) is set forth above on the first page of this Mortgage and the address of Lender (secured party) from which information concerning the security interest may be obtained is set forth above on the first page of this Mortgage.

4.5 Security Agreement. This Mortgage shall be self-operative and constitute a security agreement pursuant to the Uniform Commercial Code with respect to the Collateral, and Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as well as all other rights and remedies available at law or in equity. Borrower shall, and irrevocably constitutes and appoints Lender the attorney-in-fact of Borrower to, execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Lender may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Borrower shall pay (or reimburse Lender for) all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements that Lender may reasonably require.

4.6 Release of Lien. Upon payment of all sums secured by this Mortgage, Lender shall release the Collateral from the lien of this Mortgage and shall surrender the Note.

4.7 Notices. Borrower hereby requests that a copy of any notice of default and any notice of sale hereunder be mailed to it at the address set forth above in this Mortgage. All notices, demands and other communications hereunder to either party shall be given to the parties hereto at their addresses set forth above shall be deemed to have been given in accordance with the terms of the Loan Agreement.

4.8 Place of Organization. Borrower represents and warrants that it is organized or registered under the laws of the State of Illinois and Borrower agrees that it shall not change the jurisdiction in which it is organized or registered without Lender’s prior written approval.

4.9 Successors; Borrower; Gender. All provisions hereof shall bind Borrower and Lender and their respective successors, vendees and assigns and shall inure to the benefit of the Lender, its successors and assigns, and Borrower and its permitted successors and assigns. Borrower shall not have any right to assign any of its rights hereunder. Except as limited by the preceding sentence, the word “Borrower” shall include all persons claiming under or through Borrower and all persons liable for the payment or performance by Borrower of any of the Liabilities (other than Guarantors) whether or not such persons shall have executed this Mortgage or the other Loan Documents. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

4.10 Care by the Lender. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral assigned by Borrower to Lender or in the Lender’s possession if it takes such action for that purpose as Borrower requests in writing, but failure of Lender to comply with any such request shall not be deemed to be (or to be evidence of) a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

4.11 Lender Statements. If Borrower requests a statement of Lender as to the Liabilities secured by this Mortgage, Borrower shall pay to Lender for each such statement such reasonable fee as is charged by Lender as of the time said statement is furnished. Borrower shall also pay the charges of Lender for any other service rendered to or on behalf of Borrower in connection with this Mortgage or the Liabilities, including the delivery to the Lender of a request for full or partial release of the Collateral from the lien of this Mortgage, transmitting records pertaining to this Mortgage and the Liabilities and replacing any existing policy of insurance held hereunder with another such policy.

4.12 No Waiver; Writing. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The granting or withholding of consent by Lender to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions.

4.13 Governing Law. This Mortgage shall be a contract made under and governed by the internal laws of the State of Illinois.

4.14 Attorneys’ Fees. If any Event of Default occurs, Borrower shall pay all costs of enforcement and collection, including but not limited to, reasonable attorneys’ fees, whether or not such enforcement and collection includes the filing of a lawsuit. As used in this Mortgage and in the other Loan Documents, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the reasonable fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms “attorneys’ fees” or “attorneys’ fees and costs” shall also include, without limitation, all such reasonable fees and expenses incurred with respect to appeals, arbitrations, bankruptcy proceedings and any post-judgment proceedings to collect any judgment, and whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred. The provisions allowing for the recovery of post-judgment fees, costs and expenses are separate and several and shall survive the merger of the applicable Loan Document into any judgment.

4.15 Waiver. Borrower, on behalf of itself and all persons now or hereafter interested in the Premises or the Collateral, voluntarily and knowingly hereby: waives, to the fullest extent permitted by applicable law, all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute of limitations as a defense to any and all Liabilities secured by this Mortgage, and Borrower agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this Mortgage or any of this Collateral. Without limiting the generality of the preceding sentence, Borrower, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Premises subsequent to the date of this Mortgage, hereby irrevocably waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or under any power contained herein or under any sale pursuant to any statute, order, decree or judgment of any court. Borrower, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights to direct the order in which any of the Collateral shall be sold in the event of any sale or sales pursuant hereto and to have any of the Collateral and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Mortgage or of any other security for any of said indebtedness.

4.16 JURY TRIAL. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS MORTGAGE OR ANY LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS MORTGAGE OR ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

4.17 No Merger. It being the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Premises, it is hereby understood and agreed that should Lender acquire an additional or other interests in or to the Premises or the ownership thereof, then, unless a contrary intent is manifested by Lender as evidenced by an express statement to that effect in an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

4.18 Time of Essence. Time is declared to be of the essence in this Mortgage, the Note and the Loan Documents and of every part hereof and thereof.

4.19 No Reliance by Others on the Premises; Single Zoning Lot and Tax Parcel. Borrower covenants that it will not cause or permit any land, building or other improvement, or other property of any kind whatsoever which is not subject to the lien of this Mortgage (regardless of whether such property is owned by Borrower) to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement of any kind whatsoever, and Borrower hereby assigns to Lender any and all rights to give or withhold consent for all or any portion of the Premises or any interest therein to be so used. Borrower represents, warrants and covenants that no building or other improvement located on or comprising part of the Premises does, or at any time will, rely on any property not subject to the lien of this Mortgage to fulfill any governmental or municipal requirement of any kind whatsoever. Borrower shall not cause or permit to be impaired the integrity of the Premises as a single zoning lot and one or more single tax parcels separate and apart from all other zoning lots and tax parcels. Any act or omission by Borrower which would result in a violation of any of the provisions of this Section shall be void ab initio and of no force or effect for any purpose whatsoever.

4.20 Intentionally Deleted.

4.21 Lender Not a Joint Venturer or Partner. Borrower and Lender acknowledge and agree that in no event shall Lender be deemed to be a partner or joint venturer with Borrower. Without limitation of the foregoing, Lender shall not be deemed to be such a partner or joint venturer on account of its becoming a Lender in possession or exercising any rights pursuant to this Mortgage or pursuant to any other instrument or document evidencing or securing any of the Liabilities secured hereby, or otherwise.

4.22 Inconsistency With Loan Agreement. If there should be any irreconcilable inconsistency between the provisions of this Mortgage and the provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control.

V. STATE LAW PROVISIONS

5.1 Principles Of Construction. In the event of any inconsistencies between the terms and conditions of this Article 5 and the other terms and conditions of this Mortgage, the terms and conditions of this Article 5 shall control and be binding.

5.2 Waiver Of Appraisement, Valuation, Stay, Extension And Redemption Laws. Borrower agrees, to the full extent permitted by law, that in case of an Event of Default, neither Borrower nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay or extension laws now or hereafter in force, or take any other action that would prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Collateral, or the final and absolute delivery of possession thereof, immediately after such foreclosure sale, of the purchaser thereat. Borrower, for itself and all who may, at any time, claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Collateral marshaled upon any foreclosure of the lien hereof, and agrees that Lender or any court having jurisdiction to foreclose such lien may sell the Collateral in part or as an entirety. Borrower acknowledges that the transaction of which this Mortgage is a part is a transaction that does not include either agricultural real estate (as defined in Section 15-1201 of the Illinois Mortgage Foreclosure Law (735 ILCS 5/15-1101 et seq.; the “Foreclosure Act”) or residential real estate (as defined in Section 15-1219 of the Foreclosure Act). On behalf of Borrower, and each and every person acquiring any interest in, or title to, the Collateral subsequent to the date of this Mortgage, and on behalf of all other persons, to the maximum extent permitted by applicable law, Borrower hereby waives any and all rights: (a) of redemption from any foreclosure, or other disposition of any kind or nature, of the Collateral, or any part thereof, or interest therein, under or pursuant to rights herein granted to Lender; and (b) to reinstatement of the Indebtedness, including, without limitation, any right to reverse any acceleration of the Indebtedness pursuant to 735 ILCS 5/15-1602. All waivers by Borrower in this Mortgage have been made voluntarily, intelligently and knowingly by Borrower, after Borrower has been afforded an opportunity to be informed by counsel of Borrower’s choice as to possible alternative rights. Borrower’s execution of this Mortgage shall be conclusive evidence of the making of such waivers and that such waivers have been voluntarily, intelligently and knowingly made.

5.3 Receiver. If an Event of Default shall have occurred and be continuing, Lender, upon application to a court of competent jurisdiction, shall be entitled, as a matter of strict right, without notice and without regard to the occupancy or value of any security for the Indebtedness, or the insolvency of any party bound for its payment, to the appointment of a receiver to take possession of, and to operate, the Collateral, and to collect and apply the Rents and other benefits thereof. The receiver shall have all rights and powers to the fullest extent permitted by law. Borrower shall pay to Lender, upon demand, all of Lender’s costs and expenses, including, without limitation, receiver’s fees and expenses and reasonable attorneys’ fees and expenses, incurred pursuant to this Section, plus interest thereon at the Default Interest Rate, and all such amounts shall be additional Indebtedness.

5.4 Use of Proceeds. Borrower hereby represents and agrees that the proceeds of the Note secured by this Mortgage will be used for the purposes specified in the Illinois Interest Act, 815 ILCS §205/4(l), and the Indebtedness constitutes a business loan which comes within the purview of said Section 205/4(c).

5.5 Illinois Mortgage Foreclosure Law.

(a) In the event any provision in this Mortgage shall be inconsistent with any provision of the Foreclosure Act, the provisions of the Foreclosure Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Foreclosure Act.

(b) If any provision of this Mortgage shall grant to Lender any rights or remedies upon default of Borrower which are more limited than the rights that would otherwise be vested in Lender under the Foreclosure Act in the absence of said provision, Lender shall be vested with the rights granted in the Foreclosure Act to the full extent permitted by law.

(c) Without limiting the generality of the foregoing, all expenses incurred by Lender to the extent reimbursable under Sections 15-1510 and 15-1512 of the Foreclosure Act, whether incurred before or after any decree or judgment of foreclosure, and whether enumerated in this Mortgage, shall be added to the Indebtedness secured by this Mortgage or by the judgment of foreclosure.

5.6 Illinois Collateral Protection Act. Unless Borrower provides Lender with evidence of the insurance coverage required by this Mortgage, if any, Lender may purchase insurance at Borrower’s expense to protect Lender’s interests in the Collateral. This insurance may, but need not, protect Borrower’s interest. The coverage that Lender purchases may not pay any claim that Borrower may make or any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Mortgage. If Lender purchases insurance for the Collateral, Borrower will be responsible for the costs of such insurance, including interest and any other charges that may be imposed in connection with the placement of such insurance, until the effective date of the cancellation or expiration of such insurance. Without limitation of any other provision of this Mortgage or any other Loan Document, the cost of such insurance shall be added to the Indebtedness. The cost of the insurance may be more than the cost of insurance Borrower may be able to obtain on its own.

5.7 Maximum Indebtedness. The total unpaid principal balance of Indebtedness secured hereby (including disbursements that Lender may, but shall not be obligated to, make under this Mortgage, the Loan Documents or any other document with respect thereto) at any one time outstanding may be substantially less but shall not exceed Eighty-Six Million Six Hundred Thousand Dollars ($86,600,000). This Mortgage shall be valid and have priority to the extent of the maximum amount secured hereby over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Collateral given priority by law.

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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Mortgage on the day and year first above written.

PRIME LASALLE/MADISON PARTNERS, LLC,
an Illinois limited liability company

By:	Prime/11 S. LaSalle, LLC, an Illinois limited liability company, its Manager

	By:	The Prime Group, Inc., an Illinois corporation, its Manager

		By:	/s/ Michael W. Reschke
Michael W. Reschke
Chairman and Chief Executive Officer

S-1

STATE OF ILLINOIS	)
)ss
COUNTY OF COOK	)

On                                                              , 2007 before me,                                                                                   personally appeared Michael W. Reschke personally known to me (or proved to me on the basis of satisfactory evidence) to be the Chairman and Chief Executive Office of The Prime Group, Inc., the Manager of Prime/11 S. LaSalle, LLC, which is the Manager of Prime LaSalle/Madison Partners, LLC, and the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and seal.

/s/ Authorized Signatory
Signature

Printed Name: